UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

July 31, 2005

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(Commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Aames Investment is releasing the following information concerning delinquency and loss in its loan servicing portfolio regarding its mortgage-backed securities. A copy of this information with respect to adjustable rate loans is attached as Exhibit 99.1 and a copy of this information with respect to fixed rate loans is attached as Exhibit 99.2. A summary of this information is attached as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

Exhibits:

99.1	Information concerning delinquency and loss in the loan servicing portfolio of Aames Investment Corporation as of July 2005 (Adjustable Rate Loans)

99.2	Information concerning delinquency and loss in the loan servicing portfolio of Aames Investment Corporation as of July 2005 (Fixed Rate Loans)

99.3	Information concerning delinquency and loss in the loan servicing portfolio of Aames Investment Corporation as of July 2005 (Summary)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: September 2, 2005